UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street Suite 1702 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

+1 424-253-0908

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Overview Regarding Special Meeting of Shareholders to be Held on November 6, 2024

As previously announced, Finnovate Acquisition Corp. (the “Company”) has called and provided a notice of a special meeting (the “Special Meeting”) to be held, as postponed, on November 6, 2024, at 10:00 a.m. Eastern time, to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 15, 2024 (as may be amended, the “Proxy Statement”), including, without limitation, a proposal to extend the date by which the Company must consummate an initial business combination (the “Termination Date”) from November 8, 2024 to May 8, 2025 or such earlier date as determined by the Company’s board of directors (the “Extension”).

The Company plans to continue to solicit proxies from shareholders during the period prior to the Special Meeting. Only the holders of the Company’s ordinary shares as of the close of business on October 2, 2024, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Waiver of Dissolution Expenses from Trust Account Interest

On November 5, 2024, the Company announced that it has agreed to waive its right to withdraw $50,000 out of up to $100,000 of interest accrued on the Company’s trust account to pay dissolution expenses, should the Company ultimately liquidate prior to an initial business combination (the “Dissolution Expense Waiver”). As a result, the Company will not withdraw up to $50,000 out of up to $100,000 of interest, as permitted by its amended and restated memorandum and articles of association, for such dissolution expenses upon liquidation. If the Extension is approved by shareholders and implemented by the Company, only up to $50,000 of interest, to the extent accrued, will be released to the Company to pay dissolution expenses, and the balance of any interest then-accrued will be held in the trust account and will be released to public shareholders upon the earliest to occur of (i) the redemption of the Class A ordinary shares that were sold in the Company’s initial public offering the (the “Public Shares”) in connection with a vote seeking to amend the provisions of our amended and restated memorandum and articles of association, as amended, (ii) the completion of the Company’s initial business combination and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete its initial business combination by May 8, 2025 or such earlier date as determined by the Company’s board of directors.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” and in other reports the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s definitive proxy statement filed with the SEC on October 15, 2024 (as may be amended, the “Proxy Statement”), which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Attn: Karen Smith.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2024	Finnovate Acquisition Corp.

	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer